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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                               LG&E ENERGY CORP.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                                                                         [LOGO]

                              IMPORTANT REMINDER


May 17, 2000



DEAR SHAREHOLDER:

     We have previously mailed to you proxy materials relating to the Annual Meeting of Shareholders of LG&E Energy Corp. to be held on Wednesday, June 7, 2000. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU HOLD.

     According to our latest records, we have not received your voting instructions for this important meeting. Please vote today to avoid unnecessary solicitation costs to the company.

     YOU MAY USE ONE OF THE FOLLOWING SIMPLE METHODS FOR PROMPTLY PROVIDING YOUR VOTING INSTRUCTIONS:

     1. VOTE BY TELEPHONE. CALL THE TOLL-FREE NUMBER LISTED FOR THIS PURPOSE ON YOUR VOTING INSTRUCTION FORM. HAVE YOUR 12-DIGIT CONTROL NUMBER LISTED ON THE FORM READY AND FOLLOW THE SIMPLE INSTRUCTIONS.
     2. VOTE BY INTERNET. GO TO THE WEBSITE WWW.PROXYVOTE.COM LISTED ON YOUR VOTING INSTRUCTION FORM. HAVE YOUR 12-DIGIT CONTROL NUMBER LISTED ON THE FORM READY AND FOLLOW THE SIMPLE INSTRUCTIONS.
     3. VOTE BY MAIL. SIGN, DATE AND RETURN YOUR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.

     For the reasons set forth in the Proxy Statement, dated April 21, 2000, your Board of Directors recommends that you vote "FOR" the proposal to approve the Agreement and Plan of Merger and "FOR" the other agenda items.

     Thank you for your cooperation and continued support.

                                                    Sincerely,

                                                    /s/ Roger W. Hale

                                                    Roger W. Hale
                                                    CHAIRMAN OF THE BOARD AND
                                                    CHIEF EXECUTIVE OFFICER

                                                                         [LOGO]

                              IMPORTANT REMINDER


May 17, 2000



DEAR SHAREHOLDER:

     We have previously mailed to you proxy materials relating to the Annual Meeting of Shareholders of LG&E Energy Corp. to be held on Wednesday, June 7, 2000.

     According to our latest records, we have not received your proxy card for this important meeting. REGARDLESS OF THE NUMBER OF SHARES YOU OWN, IT IS IMPORTANT THAT THEY ARE REPRESENTED AND VOTED AT THE MEETING. If you have not already mailed your proxy card, please take a moment to sign, date and mail the enclosed duplicate proxy card promptly in the return envelope provided for your convenience. Please vote today to avoid unnecessary solicitation costs to the company.

     For the reasons set forth in the Proxy Statement, dated April 21, 2000, your Board of Directors recommends that you vote "FOR" the proposal to approve the Agreement and Plan of Merger and "FOR" the other agenda items.

     Thank you for your cooperation and continued support.

                                                    Sincerely,

                                                    /s/ Roger W. Hale

                                                    Roger W. Hale
                                                    CHAIRMAN OF THE BOARD AND
                                                    CHIEF EXECUTIVE OFFICER